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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2003

                          Discover Card Master Trust I
               (Exact name of registrant as specified in charter)

          Delaware                   0-23108                  51-0020270
         (State of                 (Commission              (IRS Employer
        Organization)             File Number)            Identification No.)

c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                  19720
(Address of principal executive offices)                           (Zip Code)

Registrant's Telephone Number, including area code: (302) 323-7434

Former name or former address, if changed since last report:  Not Applicable


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Item 5. Other Events

            Series 2003-2. On February 18, 2003, $500,000,000 aggregate principal amount of Series 2003-2 Floating Rate Class A Credit Card Pass-Through Certificates and $26,316,000 aggregate principal amount of Series 2003-2 3.85% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I were issued pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement, dated as of February 18, 2003, for Series 2003-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 7. Exhibits

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
Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Dominion Securities Corporation, Credit Lyonnais Securities (USA) Inc., HSBC Securities (USA) Inc. and SunTrust Capital Markets, Inc. dated January 31, 2003.

Exhibit 4.1 Series Supplement with respect to Series 2003-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of February 18, 2003.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of February 18, 2003.

Exhibit 4.3 Letter of Representations between U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2003-2, dated as of February 18, 2003.
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                                   SIGNATURES


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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            Discover Card Master Trust I
                                               (Registrant)

                                            By: Discover Bank
                                                (Originator of the Trust)


Date: February 18, 2003                     By: /s/ Michael F. Rickert
                                                ----------------------
                                                Michael F. Rickert
                                                Vice President, Chief Accounting
                                                  Officer and Treasurer


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                                INDEX TO EXHIBITS

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
Exhibit 1.1 Terms Agreement among Discover Bank, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., RBC Dominion Securities Corporation, Credit Lyonnais Securities (USA) Inc., HSBC Securities (USA) Inc. and SunTrust Capital Markets, Inc. dated January 31, 2003.

Exhibit 4.1 Series Supplement with respect to Series 2003-2 between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, including a form of Class A Certificate and a form of Class B Certificate, dated as of February 18, 2003.

Exhibit 4.2 Credit Enhancement Agreement among U.S. Bank National Association as Trustee, Discover Bank as Master Servicer, Servicer and Seller and Discover Receivables Financing Corporation as Credit Enhancement Provider, dated as of February 18, 2003.

Exhibit 4.3 Letter of Representations between U.S. Bank National Association as Trustee and The Depository Trust Company with respect to Discover Card Master Trust I, Series 2003-2, dated as of February 18, 2003.
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